EARNINGS PER SHARE ("EPS")	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
EARNINGS PER SHARE ("EPS")
NOTE 13 -	EARNINGS PER SHARE (“EPS”)

Basic earnings per share are based on the weighted average number of ordinary shares outstanding, net of treasury shares. Diluted EPS is based on those shares used in basic EPS plus shares that would have been outstanding assuming issuance of ordinary shares for all dilutive potential ordinary shares outstanding.

	Year ended December 31,
	2024	2023	2022
Numerator for EPS:
Net Income (loss)	$11,167	$4,672	$(1,562)
Denominator for EPS:
Weighted average shares outstanding – basic	10,363,978	8,961,689	8,911,546
Dilutive shares	851,849	122,333	-
Weighted average shares outstanding – diluted	11,215,827	9,084,022	8,911,546
EPS:
Basic	$1.08	$0.52	$(0.175)
Diluted	$1.00	$0.51	$(0.175)

For the year 2022, diluted loss per share does not include 675,000 options.